AMENDMENT NO. 2
                                     TO
                            EMPLOYMENT AGREEMENT


     This AMENDMENT ("the Amendment") effective March 31, 2008, is by and between Caneum, Inc., a corporation formed under the laws of the State of Nevada with its principal place of business at 3101 West Coast Highway, Suite 400, Newport Beach, CA 92663-4401 ("Caneum"), and Sukhbir Singh Mudan ("the Employee").

                                  RECITALS:

     WHEREAS, the parties entered into Amendment No. 1 to Employment Agreement dated September 29, 2006, (the "Employment Agreement"), which provided for the employment of Employee until March 31, 2008; and

     WHEREAS, the parties desire to amend the Employment Agreement to extend the employment period on the terms and conditions set forth in this Amendment;

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows.

     1. Amended Term. The term of the Employment Agreement is extended through March 31, 2009, unless it is terminated earlier as provided therein.

     2. Amended Notices. Section 11 of the Employment Agreement is amended to read as follows:

     All notices required or permitted hereunder shall be in writing and shall be deemed effective: (1) upon personal delivery; (2) upon deposit with the United States Postal Service, by registered or certified mail, postage prepaid; or (3) in the case of delivery by nationally recognized overnight delivery service, when received, addressed as follows:

               If to Caneum to:

                    3101 West Coast Highway
                    Suite 400
                    Newport Beach, CA  92663

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Amendment No. 2 to Mudan Employment Agreement
Page 2

               With a copy (which shall not constitute notice) to:

                    Ronald N. Vance
                    Attorney at Law
                    1656 Reunion Avenue
                    Suite 250
                    South Jordan, UT  84095

               If to the Employee, to:

                    13542 Caminito Carmel
                    Del Mar, CA  92014

     or to such other address or addresses as either party shall designate to the other in writing from time to time by like notice.

     3. Consideration for Amendment. For Employee entering into this Amendment, Caneum shall issue to Employee 150,000 shares of common stock under Caneum's 2002 Stock Option/Stock Issuance Plan that vest one-quarter (1/4) per calendar quarter with the first vesting June 30, 2008, and immediately in the event of a change of control of Caneum.

     4. Effectiveness of Employment Agreement. Except as amended hereby, the Employment Agreement shall continue to be, and shall remain, in full force and effect. Except as provided herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Employment Agreement or (ii) to prejudice any right or rights which either party may now have or may have in the future under or in connection with the Employment Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     5. Incorporation by Reference. The terms of the Employment Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

IN WITNESS WHEREOF, Caneum and the Employee have executed this Amendment effective as of the day and year first written above.

CANEUM:                                 Caneum, Inc.

Date:  September 9, 2008                By: /s/ Luan Dang
                                        Luan Dang, Chairman
                                        Compensation Committee

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Amendment No. 2 to Mudan Employment Agreement
Page 3

EMPLOYEE:

Date:  September 22, 2008               /s/ Sukhbir Singh Mudan
                                        Sukhbir Singh Mudan